SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-KA

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report: December 20, 1997

                            REGENISIS HOLDINGS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

  FLORIDA                           1-12350                  65-0611607
(State or other                   (Commission               (IRS Employer
jurisdiction of                   File Number)              Identification
incorporation)                                              Number)

                           7777 Glades Road, Suite 211
                            Boca Raton, Florida 33434
                   -----------------------------------------
                  (Address of executive offices and Zip Code)

Registrant's telephone number, including area code:   561-470-6005

                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.     Other Events.

            Due to the Company's inability to raise the necessary capital as a result of its delisting from the NASDAQ SmallCap market, the Company has terminated its acquisition of Replogle Enterprises LLC previously announced on September 17, 1997.



Item 7.     Financial Statements and Exhibits.

            (a)    Financial Statements of the Businesses Acquired

                   Not Applicable


            (b)    Pro forma Financial Information                         F-1

                            REGENESIS HOLDINGS, INC.
                           (FORMERLY QPQ CORPORATION.)
                    ACQUISITION OF LATOR INTERNATIONAL, INC.

      The following unaudited proforma condensed combined balance sheet and statements of operations, as of and for the nine months ended September 30, 1997, give effect to the October 8, 1997, (effective date) acquisition of Lator International, Inc. The proforma information is based on the following:
historical financial statements of Regenesis Holdings, Inc. and Lator International, Inc. giving effect to the purchase by Regenesis Holdings, Inc. of 100% of the issued and outstanding stock of Lator International, Inc. for 300,000 shares of Regenesis Holdings, Inc. Series A Preferred Stock and the assumptions and adjustments in the accompanying notes.

      The proforma balance sheet and proforma statements of operations reflects the historical balance sheet and statement of operations of Regenesis Holdings, Inc. (formerly QPQ Corporation) for the nine months ended September 30, 1997, combined with the historical balance sheet and statement of operations of Lator International, Inc. for the period July 9, 1997 (Date of Inception) to September 30, 1997, as if the acquisition had been effective since the beginning of the fiscal year. The proforma adjustments to the historical financial statements consist of the purchase of 100% of the issued and outstanding stock of Lator International, Inc. by Regenesis Holdings, Inc. acquired on October 8, 1997.

      These proforma operations may not be indicative of the results that actually would have occurred if the combination had been in effect on the date indicated or which may be obtained in the future.

                            REGENESIS HOLDINGS, INC.
                           (FORMERLY QPQ CORPORATION)
                        PROFORMA CONDENSED BALANCE SHEET
                               September 30, 1997
                                   (Unaudited)

                                                           Historical
                                                  -----------------------------
                                                     Regenesis       Lator       Proforma    Combined
                                                  Holdings, Inc   International Adjustments    Total
                                                  --------------  ------------- ----------- ----------
ASSETS

Current assets
  Cash                                             $       7,524  $     2,012               $    9,536
  Note receivable from Lator International, Inc.         300,000     (300,000)                       0
  Other notes and accounts receivable                    214,542      655,419                  869,961
  Other current assets                                    29,416                                29,416
                                                   -------------  -----------               ----------
    Total current assets                                 551,482      357,431                  908,913

Property, plant and equipment                             86,302                                86,302

Other assets                                                 250              (1)     -            250
                                                   -------------  -----------               ----------
                                                   $     638,034  $   357,431               $  995,465
                                                   =============  ===========               ==========


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
  Trade accounts payable                           $      29,983  $                         $   29,983
  Note payable                                                         25,000                   25,000
                                                   -------------  -----------               ----------
    Total current liabilities                             29,983       25,000                   54,983

Total stockholders' equity                               608,051      332,431 (1)     -        940,482
                                                   -------------  -----------               ----------

                                                   $     638,034  $   357,431               $  995,465
                                                   =============  ===========               ==========



                            REGENESIS HOLDINGS, INC.
                           (FORMERLY QPQ CORPORATION)
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                                   (Unaudited)

                                                Historical
                                       ------------------------------
                                                       For the period
                                                         July 7, 1997
                                         For the nine     (date of
                                         months ended   inception) to
                                         September 30,  September 30,
                                             1997           1997
                                       -------------   -------------
                                         Regenesis         Lator        Proforma     Combined
                                       Holdings, Inc   International  Adjustments     Total
                                       -------------   -------------  -----------  ------------
Operating expenses
  General and administrative           $     968,322   $      17,569               $    985,891
                                       -------------   -------------               ------------
Other expenses
  Interest expense                           (31,375)                                   (31,375)
  Underwriter warrant settlement            (201,000)                                  (201,000)
  Interest income                             21,698                                     21,698
                                       -------------   -------------               ------------

                                            (210,677)              0                   (210,677)
                                       -------------   -------------               ------------

Loss from continuing operations           (1,178,999)        (17,569)                (1,196,568)
                                       -------------   -------------               ------------

Discontinued operations:
  Loss from operations                    (1,371,183)                                (1,371,183)
  Loss on disposal of
    discontinued operations                 (597,341)                                  (597,341)
                                       -------------   -------------               ------------

Loss from discontinued
  operations                              (1,968,524)              0                 (1,968,524)
                                       -------------   -------------               ------------

Net loss                               $  (3,147,523)  $     (17,569)              $ (3,165,092)
                                       =============   =============               ============


Net loss per common share:
  Continuing operations                $       (6.77)                              $      (0.72)
  Discontinued operations                     (11.28)                                     (1.17)
                                       -------------   -------------               ------------
   Net loss                            $      (18.05)                              $      (1.89)

Weighted average shares
  outstanding                                174,419                                  1,674,419
                                       =============                               ============


                            REGENESIS HOLDINGS, INC.
                           (FORMERLY QPQ CORPORATION)
                     NOTES TO PROFORMA CONDENSED STATEMENTS
                                   (Unaudited)



In combining the entities, the following proforma adjustments have been made:

(1)  Investment in subsidiary                 332,431
       Total stockholders' equity - Regenesis          332,431

     To record the purchase of 100% of the issued and outstanding stock of Lator International, Inc. (eliminates in consolidation)

(2) For purpose of presenting the proforma condensed statement of operations the following adjustments have been made:

     Weighed average shares increased by 1,500,000 giving effect to the conversion of the preferred stock in to common stock.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




      Date: December 20, 1997                  By: /s/ C. Lawrence Rutstein
                                                  -------------------------
                                                      President